Exhibit i.
[Goodwin|Procter Logo]
                                                             Goodwin Procter LLP
                                                             Counsellors at Law
                                                             Exchange Place
                                                             Boston, MA 02109
                                                             T: 617.570.1000
                                                             F: 617.523.1231

                                                            April 29, 2003

CIGNA Funds Group
100 Front Street
Suite 300
Worcester, MA  01601

Ladies and Gentlemen:


     Reference is made to Post-Effective Amendment No. 70 to the Registration Statement of CIGNA Funds Group (the "Trust") on Form N-1A (Registration No. 811-1646) filed with the Securities and Exchange Commission with respect to the funds (the "Funds") referenced below, each a series of the Trust, and specifically to Item 24(b) thereof.

o  Money Market Fund (formerly known as Charter Money Market Fund)
o Large Cap Growth/Morgan Stanley Fund (formerly known as Charter Large Company Stock Growth Fund)
o Large Cap Value/John A Levin & Co. Fund(formerly known as Charter Large Company Stock Value Fund)
o Balanced Fund (sub-advised by Wellington Management) (formerly known as Charter Balanced Fund)
o Small Cap Growth/TimesSquare Fund (formerly known as Charter Small Company Stock Growth Fund)
o Small Cap Value/Perkins, Wolf, McDonnell Fund (formerly known as Small Cap Value/Berger(R) Fund and Charter Small Company Stock Value Fund)
o International Blend/Bank of Ireland Fund(formerly known as Charter Foreign Stock Fund)
o  TimesSquare Core Plus Bond Fund (formerly known as Core Plus Fixed Income
   Fund)
o  S&P 500(R) Index Fund (formerly known as Charter Large Company Stock Index
   Fund)

We hereby consent to the incorporation by reference therein of our opinion dated December 23, 1999 filed as an Exhibit to Post-Effective Amendment No. 63 to such Registration Statement.

                                                       Very truly yours,

                                                       /s/ GOODWIN PROCTER LLP

                                                       GOODWIN PROCTER LLP*

*Formerly known as Goodwin, Procter & Hoar, LLP